VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus dated February 28, 2020

On May 20, 2020, the Board of Trustees of Voyageur Mutual Funds III (the “Board”) approved the replacement of the Fund’s current sub-advisor with the US Small-Mid Cap Growth Equity team of the Fund’s investment manager, Delaware Management Company. In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes will be effective on or about July 31, 2020. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

In addition, and in connection with these changes, the Fund intends to re-open to new investors on or about July 31, 2020. Existing shareholders of the Fund, certain retirement plans and IRA transfers and rollovers from these plans, and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares prior to the re-opening of the Fund.

On or about July 31, 2020, the following disclosure is removed from the Fund’s summary prospectus:

The Fund currently is closed to new investors.

On or about July 31, 2020, the following information replaces the section entitled, “What are the Fund’s principal investment strategies?” in the Fund’s summary prospectus:

What are the Fund's principal investment strategies?

The Fund invests primarily in common stocks of companies that its Manager believes has long-term capital appreciation potential and are expected to grow faster than the US economy. The Manager will consider companies of any size or market capitalization.  Using a top-down thematic overlay combined with bottom-up, fundamental research, the Manager seeks to identify early stage major demand trends and invest in securities of competitively advantaged companies that the Manager believes should benefit from these trends. The Manager focuses on earnings growth as the Manager believes earnings growth drives stock prices and the companies with the strongest gains in profitability have the potential to enjoy share performance that exceeds the broad market averages, provided that the earnings are of high quality and likely to continue. The Fund may invest in real estate investment trusts (REITs).

Under normal circumstances, the Fund generally holds 30 to 50 stocks, although from time to time the Fund may hold more or fewer names depending on the Manager’s assessment of the investment opportunities available.

The Manager typically holds a mix of different stocks, representing a wide array of industries and a mix of small-, medium-, and large-sized companies.

On or about July 31, 2020, the following information is added as principal risks to the section entitled, “What are the principal risks of investing in the Fund?” in the Fund’s summary prospectus:

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

On or about July 31, 2020, the following information replaces the section entitled, “Who manages the Fund?” in the Fund’s summary prospectus:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Alex Ely	Managing Director, Chief Investment Officer – US Small-Mid Cap Growth Equity	July 2020

On or about July 31, 2020, the following is removed from the section entitled, “Purchase and redemption of Fund shares” in the Fund’s summary prospectus:

The Fund is closed to new investors. Existing shareholders of the Fund, certain retirement plans and IRA transfers and rollovers from these plans, and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's Distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 22, 2020.